TEREX CORPORATION
                               2000 INCENTIVE PLAN
                        (as amended through May 16, 2002)

                  Terex Corporation (the "Company") hereby establishes and adopts the following 2000 Incentive Plan (the "Plan").

                                    RECITALS

                  WHEREAS, the Company desires to encourage high levels of performance by those individuals who are key to the success of the Company, to attract new individuals who are highly motivated and who will contribute to the success of the Company and to encourage such individuals to remain as directors, officers, employees, consultants and/or advisors of the Company and its subsidiaries and affiliates by increasing their proprietary interest in the Company's growth and success.

                  WHEREAS, to attain these ends, the Company has formulated the Plan embodied herein to authorize the granting of incentive awards through grants of stock options, grants of stock appreciation rights, grants of share purchase awards, grants of restricted share awards and grants of performance awards to those individuals whose judgment, initiative and efforts are, have been or are expected to be responsible for the success of the Company.

                  NOW, THEREFORE, the Company hereby constitutes, establishes and adopts the following Plan and agrees to the following provisions:

                                    ARTICLE I

                                   DEFINITIONS

         1.1. "Award" shall include a grant of an Option, a grant of a stock appreciation right, a grant of a Share Purchase Award, a grant of a Restricted Share Award, a grant of a Performance Award or any other award made under the terms of the Plan.

         1.2. "Cause" shall mean: (i) conviction in a court of law of, or guilty plea or no contest plea to, a felony charge or a misdemeanor charge involving moral turpitude, (ii) willful, substantial and continued failure to perform duties, (iii) willful engagement in conduct that is demonstrably and materially injurious to the Company, (iv) entry by a court or quasi-judicial governmental agency of the United States or a political subdivision thereof of an order barring an Employee from serving as an officer or director of a public company,
(v) gross negligence resulting in material economic harm to the Company, or (vi) a breach by an Employee of any agreement between such Employee and the Company. For the purposes of clauses, (ii), (iii) and (v) of this definition, no act or failure to act shall be deemed "willful" or "gross negligence" (x) if caused by a Disability or (y) unless done, or omitted to be done, not in good faith or without reasonable belief that such act or omission was in the best interest of the Company.

         1.3.     A "Change in Control of the Company" shall mean:

               (i) the sale, assignment, lease, transfer or conveyance (in one transaction or a series of transactions) of all or substantially all of the Company's assets;

               (ii) the Company shall be merged or consolidated with another corporation, and as a result of such merger or consolidation either
          (a) the Company is not the continuing or surviving corporation or (b) less than 51% of the outstanding voting securities of the surviving or resulting corporation shall be owned directly or indirectly in the aggregate by the shareholders of the Company immediately prior to such merger or consolidation;

               (iii) the liquidation or dissolution of the Company or the adoption of a plan by the stockholders of the Company relating to the dissolution or liquidation of the Company;

               (iv) the acquisition by any person or group (as such term is used in Section 13(d)(3) of the Exchange Act) of a direct or indirect majority in interest (more than 50%) of the voting power of the Shares of the Company by way of purchase, merger or consolidation or otherwise, or

               (v) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company (which includes any new directors whose nomination for election by such Board of Directors was approved by a vote of at least 66 2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Company.

         For purposes of this Section 1.3, the term "person" shall mean any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other entity.

         For purposes of Section 1.3, the rules of Section 318(a) of the Code and the regulations issued thereunder shall be used to determine stock ownership.

               1.4. "Code" means the Internal Revenue Code of 1986, as now or hereafter amended.

               1.5.  "Committee"  means the  committee  established  pursuant to
          Section 4.2.

               1.6. "Directors" means the members of the Board of Directors of the Company.

               1.7. "Disability" means a Participant's inability to engage in any substantial gainful activity because of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of twelve (12) months or longer.

               1.8. "Employee" means all employees of the Company or of a subsidiary or affiliate of the Company participating in the Plan, including officers of the Company who are also directors of the Company.

               1.9. "Exchange Act" means the Securities Exchange Act of 1934, as amended.


               1.10.  "Fair  Market  Value"  shall have the meaning set forth in
          Section 10.2.

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


               1.11.   "Non-Employee   Director"   is  a   Director   who  is  a
          "Non-Employee Director" within the meaning of Rule 16b-3(b)(3)(i) of the Exchange Act.

               1.12. "Option" means options to purchase Shares.


               1.13. "Outside Director" is a Director who is an "outside director" within the meaning of Section 162(m)(4)(C)(i) of the Code.

               1.14. "Participant" means a person who receives an Award under the Plan.

               1.15. "Performance Awards" means cash bonuses or other Awards under the Plan, including Options, Share Purchase Awards, Restricted Share Awards and stock appreciation rights, based on performance measures.

               1.16. "Qualifying Performance Awards" means Performance Awards which the Committee intends to qualify for a tax deduction under the Code.

               1.17.  "Restricted  Shares"  shall have the  meaning set forth in
          Section 8.1.

               1.18.   "Restricted   Share  Awards"  means  Shares   subject  to
          restrictions on their transfer, conditions of forfeitability, or any other limitations or restrictions as determined by the Committee.

               1.19. "Shares" means shares of Common Stock, par value $.01, of the Company.

               1.20. "Share Purchase Awards" shall have the meaning set forth in
          Section 7.1.

                                    ARTICLE 2

                               PURPOSE OF THE PLAN

         2.1 Purpose. The purpose of the Plan is to assist the Company in attracting and retaining selected individuals to serve as directors, officers, consultants, advisors and Employees of the Company and its subsidiaries and affiliates who will contribute to the Company's success and to achieve long-term objectives which will inure to the benefit of all stockholders of the Company through the additional incentive inherent in the ownership of the Company's Shares. Options granted under the Plan will be either "incentive stock options," intended to qualify as such under the provisions of Section 422 of the Code, or "nonqualified stock options." For purposes of the Plan, the term "subsidiary" shall mean "subsidiary corporation," as such term is defined in Section 424(f) of the Code, and "affiliate" shall have the meaning set forth in Rule 12b-2 of the Exchange Act.

                                    ARTICLE 3

                            SHARES SUBJECT TO AWARDS

         3.1. Number of Shares. Subject to the adjustment provisions of Section
10.11 hereof, the maximum number of Shares that may be delivered pursuant to all Awards granted under this Plan shall be 3,500,000 Shares. This aggregate Share limit, as adjusted, shall constitute and be referred to as the "Share Limit." For purposes of this Section 3.1, the Shares that shall be counted toward the Share Limit shall include all Shares:

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


               (1) issued or issuable pursuant to Options that have been or may be exercised;

               (2) issued or issuable pursuant to Share Purchase Awards; and

               (3)  issued as, or subject to  issuance  as, a  Restricted  Share
          Award.

     3.2. Shares Subject to Terminated Awards. The Shares covered by any unexercised portions of terminated or expired Options granted under the Plan, Shares covered by a Restricted Share Award that is forfeited as provided in the Plan and Shares subject to any Awards which are otherwise surrendered by the Participant without receiving any payment or other benefit with respect thereto may again be subject to new Awards under the Plan. In the event the exercise price of an Option is paid in whole or in part through the delivery of Shares, the number of Shares issuable in connection with the exercise of the Option shall not again be available for the grant of Awards under the Plan. Shares subject to Options, or portions thereof, which have been surrendered in connection with the exercise of stock appreciation rights shall not again be available for the grant of Awards under the Plan.

     3.3. Character of Shares. Shares delivered under the Plan may be authorized and unissued Shares or Shares acquired by the Company, or both.

     3.4. Limitations on Grants to Individual Participant. Subject to adjustments pursuant to the provisions of Section 10.11 hereof, the number of Shares which may be granted hereunder to any Employee during any fiscal year under all forms of Awards shall not exceed 750,000 Shares.

                                    ARTICLE 4

                         ELIGIBILITY AND ADMINISTRATION

     4.1. Awards to Employees and Directors. (a) Participants shall consist of such key officers, employees, consultants, advisors and directors of the Company or any of its subsidiaries or affiliates as the Committee shall select from time to time, provided, however, that an Option that is intended to qualify as an "incentive stock option" may be granted only to an individual that is an Employee. The Committee's designation of a Participant in any year shall not require the Committee to designate such person to receive Awards or grants in any other year. The designation of a Participant to receive Awards or grants under one portion of the Plan shall not require the Committee to include such Participant under other portions of the Plan.

     (b) No Option which is intended to qualify as an "incentive stock option" may be granted to any Employee who, at the time of such grant, owns, directly or indirectly (within the meaning of Sections 422(b)(6) and 424(d) of the Code), Shares possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its subsidiaries or affiliates, unless at the time of such grant, (i) the exercise price is fixed at not less than 110% of the Fair Market Value of the Shares subject to such Option, determined on the date of the grant, and (ii) the exercise of such Option is prohibited by its terms after the expiration of five years from the date such Option is granted.

     4.2. Administration. (a) The Plan shall be administered by a committee (the "Committee") consisting of not fewer than two Directors as designated by the Directors. The Directors may remove from, add members to, or fill vacancies in the Committee. Each member of the Committee shall be a Non-Employee Director and an Outside Director, except that if the Directors determine that (i) the Plan cannot or need not satisfy the requirements of Rule 16b-3 of the Exchange Act (such that grants of Awards are not or need not be exempt from Section 16(b) of the Exchange Act), then there may be less than two members of the Committee and the members of the Committee need not be Non-Employee Directors or (ii) they no longer want the Plan to comply with the requirements of Section 162(m) of the Code and the regulations thereunder or the Plan need not comply with such requirements, then there may be less than two members of the Committee and the members of the Committee need not be Outside Directors. The Compensation Committee of the Board of Directors of the Company shall comprise the Committee under the Plan so long as the members of the Compensation Committee meet the requirements set forth in this clause (a).

     (b) The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it may deem appropriate for the conduct of meetings and proper administration of the Plan. All actions of the Committee shall be taken by majority vote of its members. Subject to the requirements of
Section 16(b) of the Exchange Act and Section 162(m) of the Code (in each case to the extent applicable), the Committee in its discretion may delegate to the Chairman of the Board and/or Chief Executive Officer of the Company the right to grant Awards under the Plan on such terms and conditions as the Committee may from time to time establish.

     (c) Subject to the provisions of the Plan, the Committee shall have authority, in its sole discretion, to grant Awards under the Plan, to interpret the provisions of the Plan and, subject to the requirements of applicable law, including (if applicable) Rule 16b-3 of the Exchange Act, to prescribe, amend, and rescind rules and regulations relating to the Plan or any Award thereunder as it may deem necessary or advisable. All decisions made by the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company, its stockholders, Directors and Employees, and other Plan Participants.

                                    ARTICLE 5

                                     OPTIONS

     5.1. Grant of Options. The Committee shall determine, within the limitations of the Plan, those key individuals and the Directors and Employees to whom Options are to be granted under the Plan, the number of Shares that may be purchased under each such Option and the exercise price of each such Option, and shall designate such Options at the time of the grant as either "incentive stock options" or "nonqualified stock options"; provided, however, that Options granted to Employees of an affiliate (that is not also a subsidiary) or to non-employees of the Company may only be "nonqualified stock options."

     5.2. Share Option Agreements; etc. All Options granted pursuant to the Plan
(a) shall be authorized by the Committee and (b) shall be evidenced in writing by stock option agreements ("Share Option Agreements") in such form and containing such terms and conditions as the Committee shall determine which are not inconsistent with the provisions of the Plan, and, with respect to any Share Option Agreement granting Options which are intended to qualify as "incentive stock options," are not inconsistent with Section 422 of the Code. Granting of an Option pursuant to the Plan shall impose no obligation on the recipient to exercise such Option. Any individual who is granted an Option pursuant to the Plan may hold more than one Option granted pursuant to the Plan at the same time and may hold both "incentive stock options" and "nonqualified stock options" at the same time. To the extent that any Option does not qualify as an "incentive stock option" (whether because of its provisions, the time or manner of its exercise or otherwise) such Option or the portion thereof which does not so qualify shall constitute a separate "nonqualified stock option."

     5.3. Option Exercise Price. Subject to Section 4.1(b), the exercise price per each Share purchasable under any Option granted pursuant to the Plan shall not be less than 100% of the Fair Market Value of such Share on the date of the grant of such Option.

     5.4. Other Provisions. Options granted pursuant to this Article 5 shall be made in accordance with the terms and provisions of Article 10 hereof and any other applicable terms and provisions of the Plan.


                                    ARTICLE 6

                            STOCK APPRECIATION RIGHTS

     6.1. Grant and Exercise. Share appreciation rights may be granted in conjunction with all or part of any Option granted under the Plan provided such rights are granted at the time of the grant of such Option. A "stock appreciation right" is a right to receive cash or Shares, as provided in this
Article 6, in lieu of the purchase of a Share under a related Option. A stock appreciation right or applicable portion thereof shall terminate and no longer be exercisable upon the termination or exercise of the related Option, and a stock appreciation right granted with respect to less than the full number of Shares covered by a related Option shall not be reduced until, and then only to the extent that, the exercise or termination of the related Option exceeds the number of Shares not covered by the stock appreciation right. A stock appreciation right may be exercised by the holder thereof in accordance with
Section 6.2 by giving written notice thereof to the Company and surrendering the applicable portion of the related Option. Upon giving such notice and surrender, the holder shall be entitled to receive an amount determined in the manner prescribed in Section 6.2. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related stock appreciation rights have been exercised.

     6.2. Terms and Conditions. Share appreciation rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

(a) Share appreciation rights shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of the Plan.

(b) Upon the exercise of a stock appreciation right, a holder shall be entitled to receive up to, but no more than, an amount in cash or whole Shares equal to the excess of the then Fair Market Value of one Share over the exercise price per Share specified in the related Option multiplied by the number of Shares in respect of which the stock appreciation right shall have been exercised. The holder of a stock appreciation right shall specify in his written notice of exercise, whether payment shall be made in cash or in whole Shares. Each stock appreciation right may be exercised only at the time and so long as a related Option, if any, would be exercisable or as otherwise permitted by applicable law.

         (c) Upon the exercise of a stock appreciation right, the Option or part thereof to which such stock appreciation right is related shall be deemed to have been exercised for the purpose of the Share Limit.

         (d) With respect to stock appreciation rights granted in connection with an Option that is intended to be an "incentive stock option," the following shall apply: (i) no stock appreciation right shall be transferable otherwise than by will or by the laws of descent and distribution, and stock appreciation rights shall be exercisable, during the holder's lifetime, only by the holder; and (ii) stock appreciation rights granted in connection with an Option may be exercised only when the Fair Market Value of the Shares subject to the Option exceeds the exercise price at which Shares can be acquired pursuant to the Option.

                                    ARTICLE 7

                              STOCK PURCHASE AWARDS

     7.1. Grant of Share Purchase Awards. The term "Share Purchase Award" means the right to purchase Shares of the Company and to pay for such Shares through a loan made by the Company to an Employee (a "Purchase Loan") as set forth in this
Article 7.

     7.2. Terms of Purchase Loans. (a) Purchase Loan. Each Purchase Loan shall be evidenced by a promissory note. The term of the Purchase Loan shall be for a period of years as determined by the Committee, and the proceeds of the Purchase Loan shall be used exclusively by the Participant for purchase of Shares from the Company at a purchase price equal to their Fair Market Value on the date of the Share Purchase Award.

                  (b) Interest on Purchase Loan. A Purchase Loan shall be non-interest bearing or shall bear interest at whatever rate the Committee shall determine (but not in excess of the maximum rate permissible under applicable law), payable in a manner and at such times as the Committee shall determine. Those terms and provisions as the Committee shall determine shall be incorporated into the promissory note evidencing the Purchase Loan.

                  (c) Forgiveness of Purchase Loan. Subject to Section 7.4 hereof, the Company may forgive the repayment of up to 100% of the principal amount of the Purchase Loan, subject to such terms and conditions as the Committee shall determine and set forth in the promissory note evidencing the Purchase Loan. A Participant's Purchase Loan can be prepaid at any time, and from time to time, without penalty.

     7.3. Security for Loans. (a) Stock Power and Pledge. Purchase Loans granted to Participants shall be secured by a pledge of the Shares acquired pursuant to the Share Purchase Award. Such pledge shall be evidenced by a pledge agreement (the "Pledge Agreement") containing such terms and conditions as the Committee shall determine. Purchase Loans shall be recourse or nonrecourse with respect to a Participant, as determined from time to time by the Committee. The share certificates for the Shares purchased by a Participant pursuant to a Share Purchase Award shall be issued in the Participant's name, but shall be held by the Company as security for repayment of the Participant's Purchase Loan together with a stock power executed in blank by the Participant (the execution and delivery of which by the Participant shall be a condition to the issuance of the Share Purchase Award). The Participant shall be entitled to exercise all rights applicable to such Shares, including, but not limited to, the right to vote such Shares and the right to receive dividends and other distributions made with respect to such Shares; provided, however, that any Shares distributed as a dividend or otherwise with respect to such Shares shall be subject to the same restrictions as such Shares and held by the Company as security for repayment of the Participant's Purchase Loan as provided in this Section 7.3. When the Purchase Loan and any accrued but unpaid interest thereon has been repaid or otherwise satisfied in full, the Company shall deliver to the Participant the share certificates for the Shares purchased by a Participant under the Share Purchase Award.

                  (b) Release and Delivery of Share Certificates During the Term of the Purchase Loan. The Company shall release and deliver to each Participant certificates for Shares purchased by a Participant pursuant to a Share Purchase Award, in such amounts and on such terms and conditions as the Committee shall determine, which shall be set forth in the Pledge Agreement.

                  (c) Release and Delivery of Share Certificates Upon Repayment of the Purchase Loan. The Company shall release and deliver to each Participant certificates for the Shares purchased by the Participant under the Share Purchase Award and then held by the Company, provided the Participant has paid or otherwise satisfied in full the balance of the Purchase Loan and any accrued but unpaid interest thereon. In the event the balance of the Purchase Loan is not repaid, forgiven or otherwise satisfied within 90 days after (i) the date repayment of the Purchase Loan is due (whether in accordance with its term, by reason of acceleration or otherwise), or (ii) such longer time as the Committee, in its discretion, shall provide for repayment or satisfaction, the Company shall retain those Shares then held by the Company in accordance with the Pledge Agreement.

                  (d) Recourse Purchase Loans. Notwithstanding Sections 7.3(a),
(b) and (c) above, in the case of a recourse Purchase Loan, the Committee may make a Purchase Loan on such terms as it determines, including without limitation not requiring a pledge of the acquired Shares.

     7.4. Termination of Employment. (a) Termination of Employment by Death or Disability; Change in Control of the Company; Termination of Employment Without Cause. In the event of a Participant's termination of employment by reason of death or Disability, or in the event of a Change of Control of the Company, the remaining unpaid amount (principal and interest) of any outstanding Purchase Loan shall be forgiven in whole as of the date of such occurrence.

     (b) Other Termination of Employment. Subject to Section 7.4(a) above, in the event of a Participant's termination of employment for any reason, the Participant shall repay to the Company the entire balance of the Purchase Loan and any accrued but unpaid interest thereon, which amounts shall become immediately due and payable, unless otherwise determined by the Committee.

     7.5. Restrictions on Transfer. No Share Purchase Award or Shares purchased through such an Award and pledged to the Company as collateral security for the Participant's Purchase Loan (and accrued and unpaid interest thereon) may be otherwise pledged, sold, assigned or transferred (other than by will or by the laws of descent and distribution).

                                    ARTICLE 8

                             RESTRICTED STOCK AWARDS

         8.1. Restricted Share Awards. (a) Grant. A grant of Shares made pursuant to this Article 8 is referred to as a "Restricted Share Award." The Committee may grant to any Employee an amount of Shares in such manner, and subject to such terms and conditions relating to vesting, forfeitability and restrictions on delivery and transfer (whether based on performance standards, periods of service or otherwise) as the Committee shall establish (such Shares, "Restricted Shares"). The terms of any Restricted Share Award granted under this Plan shall be set forth in a written agreement (a "Restricted Share Agreement") which shall contain provisions determined by the Committee and not inconsistent with this Plan. The provisions of Restricted Share Awards need not be the same for each Participant receiving such Awards.

                  (b) Issuance of Restricted Shares. As soon as practicable after the date of grant of a Restricted Share Award by the Committee, the Company shall cause to be transferred on the books of the Company, Shares registered in the name of the Company, as nominee for the Participant, evidencing the Restricted Shares covered by the Award; provided, however, such Shares shall be subject to forfeiture to the Company retroactive to the date of grant, if a Restricted Share Agreement delivered to the Participant by the Company with respect to the Restricted Shares covered by the Award is not duly executed by the Participant and timely returned to the Company. All Restricted Shares covered by Awards under this Article 8 shall be subject to the restrictions, terms and conditions contained in the Plan and the Restricted Share Agreement entered into by and between the Company and the Participant. Until the lapse or release of all restrictions applicable to an Award of Restricted Shares, the share certificates representing such Restricted Shares shall be held in custody by the Company or its designee.

                  (c) Shareholder Rights. Beginning on the date of grant of the Restricted Share Award and subject to execution of the Restricted Share Agreement as provided in Sections 8.1(a) and (b), the Participant shall become a stockholder of the Company with respect to all Shares subject to the Restricted Share Agreement and shall have all of the rights of a stockholder, including, but not limited to, the right to vote such Shares and the right to receive distributions made with respect to such Shares; provided, however, that any Shares distributed as a dividend or otherwise with respect to any Restricted Shares as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Shares and shall be represented by book entry and held as prescribed in Section 8.1(b).

                  (d) Restriction on Transferability. None of the Restricted Shares may be assigned or transferred (other than by will or the laws of descent and distribution), pledged or sold prior to lapse or release of the restrictions applicable thereto.

                  (e) Delivery of Shares Upon Release of Restrictions. Upon expiration or earlier termination of the forfeiture period without a forfeiture and the satisfaction of or release from any other conditions prescribed by the Committee, the restrictions applicable to the Restricted Shares shall lapse. As promptly as administratively feasible thereafter, subject to the requirements of the Plan, the Company shall deliver to the Participant or, in case of the Participant's death, to the Participant's beneficiary, one or more stock certificates for the appropriate number of Shares, free of all such restrictions, except for any restrictions that may be imposed by law.

         8.2. Terms of Restricted Shares. (a) Forfeiture of Restricted Shares. Subject to Section 8.2(b), all Restricted Shares shall be forfeited and returned to the Company and all rights of the Participant with respect to such Restricted Shares shall terminate unless the Participant continues in the service of the Company as an Employee until the expiration of the forfeiture period for such Restricted Shares and satisfies any and all other conditions set forth in the Restricted Share Agreement. The Committee in its sole discretion, shall determine the forfeiture period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Restricted Share Award.

                  (b) Waiver of Forfeiture Period. Notwithstanding anything contained in this Article 8 to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Restricted Share Agreement under appropriate circumstances (including the death, Disability or retirement of the Participant or a material change in circumstances arising after the date of an Award) and subject to such terms and conditions (including forfeiture of a proportionate number of the Restricted Shares) as the Committee shall deem appropriate.

                                    ARTICLE 9

                               PERFORMANCE AWARDS

         The Committee may grant, either alone or in addition to other Awards granted under the Plan, Performance Awards to such Participants as the Committee authorizes on such terms as the Committee may from time to time establish. With respect to Qualifying Performance Awards, the Committee shall establish targets only in terms of one or more of the following objective measures: Share price, earnings per Share, total shareholder return, return on equity, return on investment, cost control, working capital, cash flow management, operating income, gross or operating margins, cash flow margins, revenue growth, management development, succession planning, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, net income, market share, customer satisfaction or employee satisfaction. If the Committee does not desire the Performance Award to qualify for a tax deduction, the measures of performance or other criteria for such Performance Awards shall be established by the Committee in its absolute discretion. Performance Awards, including Qualifying Performance Awards, may be paid in cash, by grant of Options, Share Purchase Awards, Restricted Share Awards, stock appreciation rights or any other form of property as the Committee shall determine. Performance Awards shall entitle the Participant to receive up to a maximum of 100% of the Performance Award if the measures of performance established by the Committee are met. The Committee shall determine the times at which Performance Awards are to be made and all conditions of such awards. Performance Awards shall be subject to any applicable federal, state or local withholding tax requirements. The maximum amount of Qualifying Performance Awards that may be granted to any Participant with respect to each calendar year (whether or not then vested) cannot exceed $5,000,000. Qualifying Performance Awards shall be made in a manner that satisfies Section 162(m) of the Code.

                                   ARTICLE 10

                         GENERALLY APPLICABLE PROVISIONS

         10.1. Option Period. Subject to Section 4.1(b), the period for which an Option is exercisable shall not exceed ten years from the date such Option is granted, provided, however, in the case of an Option that is not intended to be


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


an "incentive stock option," the Committee may prescribe a period in excess of ten years. After the Option is granted, the option period may not be reduced, subject to expiration due to termination of employment or a Change in Control of the Company.

         10.2. Fair Market Value. If the Shares are listed or admitted to trading on a securities exchange registered under the Exchange Act, the "Fair Market Value" of a Share as of a specified date shall mean the per Share closing price of the Shares for the day immediately preceding the date as of which Fair Market Value is being determined (or if there was no reported closing price on such date, on the last preceding date on which the closing price was reported) reported on the principal securities exchange on which the Shares are listed or admitted to trading. If the Shares are not listed or admitted to trading on any such exchange but are listed as a national market security on the NASDAQ Stock Market, Inc. ("NASDAQ"), traded in the over-the-counter market or listed or traded on any similar system then in use, the Fair Market Value of a Share shall be the last sales price for the day immediately preceding the date as of which the Fair Market Value is being determined (or if there was no reported sale on such date, on the last preceding date on which any reported sale occurred) reported on such system. If the Shares are not listed or admitted to trading on any such exchange, are not listed as a national market security on NASDAQ and are not traded in the over-the-counter market or listed or traded on any similar system then in use, but are quoted on NASDAQ or any similar system then in use, the Fair Market Value of a Share shall be the average of the closing high bid and low asked quotations on such system for the Shares on the date in question. If the Shares are not publicly traded, Fair Market Value shall be determined by the Committee in its sole discretion using appropriate criteria, including without limitation the respective values of other companies comparable to the Company in terms of product lines, markets, profitability, growth rates, and other considerations. The Committee may, in its sole discretion, seek the advice of outside experts in connection with any such determination. An Option shall be considered granted on the date the Committee acts to grant the Option or such later date as the Committee shall specify.

         10.3. Exercise of Awards. Vested Awards granted under the Plan shall be exercised by the Participant thereof (or by his executors, administrators, guardian or legal representative, as provided in Sections 10.6 and 10.7) as to all or part of the Shares covered thereby, by the giving of written notice of exercise to the Company, specifying the number of Shares to be purchased or stock appreciation rights to be exercised, accompanied by payment of the full purchase price for the Shares being purchased or exercise price for the stock appreciation rights being exercised. Full payment of such purchase price or exercise price shall be made at the time of exercise and shall be made (i) in cash or by certified check or bank check, (ii) with the consent of the Committee, by delivery of a promissory note in favor of the Company upon such terms and conditions as determined by the Committee, (iii) with the consent of Committee, by tendering previously acquired Shares (valued at Fair Market Value, as determined by the Committee as of the date of tender), (iv) if the Shares are traded on a national securities exchange, NASDAQ or quoted on a national quotation system sponsored by the National Association of Securities Dealers, Inc. and the Committee authorizes exercise through the delivery of irrevocable instructions to a broker, to deliver promptly to the Company an amount of Shares having a Fair Market Value equal to the purchase price, or (v) with the consent of the Committee, any combination of (i), (ii), (iii) and (iv); provided, however, that payment may not be pursuant to (iii) above unless the Participant shall have owned the Shares being tendered in payment for a period of at least six months prior to the date of exercise of the Option or stock appreciation right. In connection with a tender of previously acquired Shares pursuant to clause (iii) above, the Committee, in its sole discretion, may permit the Participant to constructively exchange Shares already owned by the Participant in lieu of actually tendering such Shares to the Company, provided that adequate documentation concerning the ownership of the Shares to be constructively tendered is furnished in form satisfactory to the Committee. The notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe. In no event may any Award granted hereunder be exercised for a fraction of a Share. The Company shall effect the transfer of Shares purchased pursuant to an Award as soon as practicable, and, within a reasonable time thereafter, such transfer shall be evidenced on the books of the Company. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such issuance.

         10.4. Non-Transferability of Awards. Except as provided in Section 10.12, no unvested Award or Award subject to a forfeiture period shall be assignable or transferable by the Participant, other than by will or the laws of descent and distribution.

         10.5. Termination of Employment. Except with respect to Share Purchase Awards covered by Section 7.4, in the event of the termination of employment of a Participant or the termination or separation from service of an advisor or consultant or a Director (who is a Participant) for any reason (other than by reason of death, Disability or Change in Control of the Company as provided below), the term of any Awards granted to such Participant under this Plan and not previously exercised or expired, to the extent vested on the date of or as a result of such termination, shall expire six (6) months after the date of such termination or separation, provided, however, that in no instance may the term of an Award, as so extended, exceed the maximum term established pursuant to
Section 4.1(b)(ii) or 10.1 above.

         10.6. Death. Except for Share Purchase Awards covered by Section 7.4, in the event a Participant dies while employed or otherwise engaged by the Company or any of its subsidiaries or affiliates or during his term as a Director of the Company or any of its subsidiaries or affiliates, as the case may be, (i) any unvested Awards granted to such Participant under the Plan shall immediately vest and (ii) any Awards granted to such Participant not previously expired or exercised shall be exercisable by the estate of such Participant or by any person who acquired such Option by bequest or inheritance, at any time within one year after the death of such Participant, unless earlier terminated pursuant to its terms, provided, however, that if the term of such Option would expire by its terms within twelve (12) months after such Participant's death, the term of such Option shall be extended until twelve (12) months after such Participant's death, provided further, however, that in no instance may the term of the Option, as so extended, exceed the maximum term established pursuant to
Section 4.1(b)(ii) or 10.1 above.

         10.7. Disability. Except for Share Purchase Awards covered by Section 7.4, the event of the termination of employment of a Participant or the separation from service of a Director (who is a Participant) due to Disability,
(i) any unvested Awards granted to such Participant shall immediately vest and
(ii) such Participant, or his guardian or legal representative, shall have the unqualified right to exercise any Awards which have not been previously exercised or expired at any time within one year after such termination or separation, unless earlier terminated pursuant to its terms, provided, however, that if the term of such Award would expire by its terms within twelve (12) months after such termination or separation, the term of such Award shall be extended until twelve (12) months after such termination or separation, provided further, however, that in no instance may the term of the Award, as so extended, exceed the maximum term established pursuant to Section 4.1(b)(ii) or 10.1 above.

         10.8. Change in Control of the Company. Except for Share Purchase Awards covered by Section 7.4, in the event of a Change in Control of the Company, (i) any unvested Awards granted to a Participant shall immediately vest and (ii) such Participant shall have the unqualified right to exercise any Awards which have not been previously exercised or expired within three (3) years after such Change in Control of the Company, provided, however, that if the term of such Awards would expire by its terms within three (3) years after such Change in Control of the Company, the term of such Awards shall be extended until three (3) years after such Change in Control of the Company, provided further, however, that in no instance may the term of the Awards, as so extended, exceed the maximum term established pursuant to Section 4.1(b)(ii) or
10.1 above.

         10.9. Six-Month Holding Period. Notwithstanding anything to the contrary in the Plan, each Option (or the Shares underlying the Option) granted to an individual who is subject to Section 16 of the Exchange Act, must be held by such individual for a combined period of at least six (6) months from the date the Option is granted (or until such earlier date as satisfies any legal requirement for exemption under Rule 16b-3 of the Exchange Act and as satisfies all other applicable law); provided that the sale, transfer or other disposition of any Shares underlying any such Option shall be permitted within such period to the extent the sale, transfer or other disposition is exempt under Rule 16b-3 of the Exchange Act and all other applicable law.

         10.10 Amendment and Modification of the Plan. The Board of Directors of the Company may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for stockholder approval imposed by applicable law or any rule of any stock exchange or quotation system on which Shares are listed or quoted; provided that the Board of Directors may not, without the approval of the Company's stockholders, (a) amend the Plan to increase the number of Shares that may be the subject of Awards under the Plan (except for adjustments pursuant to Section 10.11) or (b) amend the exercise price of any Option granted to an amount lower than the exercise price of such Option on the date of grant. In addition, no amendments to, or termination of, the Plan shall in any way impair the rights of a Participant under any Award previously granted without such Participant's consent.

         10.11. Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities, the issuance of warrants or other rights to purchase Shares or other securities, or other similar corporate transaction or event affects the Shares with respect to which Awards have been or may be issued under the Plan, such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as the Committee may deem equitable, adjust any or all of (i) the number and type of Shares that thereafter may be made the subject of Awards, (ii) the number and type of Shares subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award, or, if deemed appropriate, make provision for a cash payment to the holder of any outstanding Award; provided, in each case, that with respect to "incentive stock options," no such adjustment shall be authorized to the extent that such adjustment would cause such options to violate Section 422(b) of the Code or any successor provision; and provided further, that the number of Shares subject to any Award denominated in Shares shall always be a whole number. In the event of any reorganization, merger, consolidation, split-up, spin-off, or other business combination involving the Company (each, a "Reorganization"), the Committee may cause any Award outstanding as of the effective date of the Reorganization to be canceled in consideration of a cash payment or alternate Award made to the holder of such canceled Award equal in value to the fair market value of such canceled Award. The determination of fair market value shall be made by the Committee, as the case may be, in its sole discretion.

         10.12. Other Provisions. Notwithstanding anything in this Plan to the contrary, if the Board of Directors determines that the Plan cannot, or that an Award need not, satisfy the requirements of Rule 16b-3 of the Exchange Act (such that grants of Awards are not or need not be exempt from Section 16(b) of the Exchange Act), then the Committee shall have the authority to waive or modify those provisions of the Plan which are intended to satisfy such Rule 16b-3 requirements. In addition, the Committee may allow a Participant who has been granted "nonqualified stock options" and any stock appreciation rights granted in tandem therewith to transfer any or all of such Options (along with any tandem stock appreciation rights) to a Family Member (defined below) in whole or in part and in such circumstances, and under such conditions as specified by the Committee. An Award that is transferred to a Family Member pursuant to the preceding sentence (i) may not be subsequently transferred otherwise than by will or by the laws of descent and distribution and (ii) remains subject to the terms of this Plan and the Award agreement. "Family Member" means, solely to the extent provided for in Securities Act Form S-8, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee's household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the employee) control the management of assets, and any other entity in which these persons (or the employee) own more than 50% of the voting interests or as otherwise defined in Securities Act Form S-8. The Company shall cooperate with a Participant's transferee and the Company's transfer agent in effectuating any transfer permitted pursuant to this Section 10.12.

                                   ARTICLE 11

                                  MISCELLANEOUS

         11.1. Tax Withholding. The Company shall have the right to make all payments or distributions made pursuant to the Plan to a Participant (or permitted transferee) net of any applicable federal, state and local withholding taxes arising as a result of the grant of any Award, exercise of an Option or stock appreciation rights or any other event occurring pursuant to this Plan. The Company shall have the right to withhold from such Participant (or permitted transferee) such withholding taxes as may be required by law, or to otherwise require the Participant (or permitted transferee) to pay such withholding taxes. If the Participant (or permitted transferee) shall fail to make such tax payments as are required, the Company or its subsidiaries or affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant (or permitted transferee) or to take such other action as may be necessary to satisfy such withholding obligations. In satisfaction of the requirement to pay withholding taxes, the Participant (or permitted transferee) may make a written election, which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the Shares then issuable to the Participant (or permitted transferee) pursuant to the Plan, having an aggregate Fair Market Value equal to the withholding taxes.

         11.2. Right of Discharge Reserved. Nothing in the Plan nor the grant of an Award hereunder shall confer upon any Employee, Director or other individual the right to continue in the employment or service of the Company or any subsidiary or affiliate of the Company or affect any right that the Company or any subsidiary or affiliate of the Company may have to terminate the employment or service of (or to demote or to exclude from future Awards under the Plan) any such Employee, Director or other individual at any time for any reason. Except as specifically provided by the Committee, the Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of termination of an employment or other relationship even if the termination is in violation of an obligation of the Company or any subsidiary or affiliate of the Company to the Employee or Director.

         11.3. Nature of Payments. All Awards made pursuant to the Plan are in consideration of services performed or to be performed for the Company or any subsidiary or affiliate of the Company. Any income or gain realized pursuant to Awards under the Plan constitutes a special incentive payment to the Participant and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or any subsidiary or affiliate of the Company except as may be determined by the Committee or by the Directors or directors of the applicable subsidiary or affiliate of the Company.

         11.4. Severability. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part, such unlawfulness, invalidity or unenforceability shall not affect any other provision of the Plan or part thereof, each of which remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.

         11.5. Gender and Number; Definition of Company. In order to shorten and to improve the understandability of the Plan document by eliminating the repeated usage of such phrases as "his or her" and any masculine terminology herein shall also include the feminine, and the definition of any term herein in the singular shall also include the plural except when otherwise indicated by the context. In addition, the term Company as used herein shall include subsidiaries and affiliates of Terex Corporation where the context makes such inclusion appropriate.

         11.6. Governing Law. The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed accordingly.

         11.7. Effective Date of the Plan; Termination of the Plan. (a) The Plan shall be effective on the date of the approval of the Plan by the holders of a majority of the Shares present in person or by proxy at a duly constituted meeting of the stockholders; provided, however, that the adoption of the Plan is subject to such stockholder approval within 12 months after the date of adoption of the Plan by the Board of Directors. The Plan shall be null and void and of no effect if the foregoing condition is not fulfilled and in such event any Award made under and pursuant to this Plan shall, notwithstanding any of the preceding provisions of the Plan, be null and void and of no effect.

                  (b) Awards may be granted under the Plan at any time and from time to time after the effective date of the Plan and on or prior to March 8, 2010, on which date the Plan will terminate except as to Awards then outstanding under the Plan. Such outstanding Awards shall remain in effect and unimpaired until they have been exercised or have terminated or expired.

         11.8. Captions. The captions in this Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.